Exhibit 99.1

BOLINGBROOK, Ill., June 14, 2023 /PRNewswire/ -- ATI Physical Therapy, Inc. (NYSE: ATIP) ("ATI" or the "Company"), a nationally recognized outpatient physical therapy provider in the United States, today announced that its Board of Directors has approved a one-for-fifty (1-for-50) reverse stock split (the “Reverse Stock Split”) of ATI’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”). The Reverse Stock Split was approved by ATI’s stockholders at a Meeting of Stockholders held virtually on June 13, 2023. The Reverse Stock Split will become effective at 4:01 p.m. Eastern Time on June 14, 2023, and the Class A Common Stock will open for trading on The New York Stock Exchange (the “NYSE”) on a reverse split-adjusted basis on June 15, 2023 under the existing trading symbol “ATIP.”  The Reverse Stock Split is intended to increase the market price per share of the Company’s Class A Common Stock to regain compliance with the minimum bid continued listing requirement of the NYSE.

The new CUSIP number for the Class A Common Stock following the Reverse Stock Split will be 00216W208 and the CUSIP number for ATI’s publicly traded warrants will remain unchanged. At the effective time of the Reverse Stock Split, every 50 shares of the Class A Common Stock either issued and outstanding or held as treasury stock will be automatically combined into one new share of Class A Common Stock. The total number of shares of Class A Common Stock authorized for issuance and the par value per share of the Class A Common Stock will remain unchanged at 450,000,000 and $0.0001, respectively.

As a result of the Reverse Stock Split, proportionate adjustments will be made to the number of shares of Class A Common Stock underlying ATI’s outstanding equity awards and the number of shares issuable under ATI’s equity incentive plans and certain existing agreements, as well as the exercise, grant and acquisition prices of such equity awards, as applicable. In addition, proportionate adjustments will be made to the number of shares of Class A Common Stock underlying ATI’s outstanding public warrants, resulting in 50 warrants becoming exercisable for one (1) share of Class A Common Stock at an exercise price of $575.00 per share.

No fractional shares will be issued as a result of the Reverse Stock Split. Where stockholders would otherwise be entitled to fractional shares as a result of the Reverse Stock Split because they hold a number of shares not evenly divisible by 50, such stockholders will automatically be entitled to an additional fraction of a share to round up to the next whole share of Class A Common Stock. The Reverse Stock Split affects all stockholders uniformly and will not alter any stockholder’s percentage interest in the Company’s equity, except to the extent that the Reverse Stock Split results in stockholders owning an additional share due to the fractional shares, as described above.

Continental Stock Transfer & Trust Company is acting as transfer and exchange agent for the Reverse Stock Split. Registered stockholders who hold shares of Class A Common Stock are not required to take any action to receive post-reverse split shares. Stockholders owning shares via a broker, bank, trust or other nominee will have their positions automatically adjusted to reflect the Reverse Stock Split, subject to such broker's particular processes, and will not be required to take any action in connection with the Reverse Stock Split.

Additional information about the Reverse Stock Split can be found in ATI’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on May 1, 2023, which is available free of charge at the SEC’s website, www.sec.gov, and on ATI’s website at https://investors.atipt.com

 About ATI Physical Therapy

At ATI Physical Therapy, we are passionate about potential. Every day, we restore it in our patients and activate it in our team members in our more than 900 locations in 24 states. With outcomes from more than 3 million unique patient cases, ATI is making strides in the industry by setting quality standards designed to deliver predictable outcomes for our patients with musculoskeletal (MSK) issues. ATI's offerings span across a broad spectrum for MSK-related issues. From preventative services in the workplace and athletic training support to outpatient clinical services and online physical therapy via our online platform, CONNECT™, a complete list of our service offerings can be found at ATIpt.com. ATI is based in Bolingbrook, Illinois.

Forward-Looking Statements

All statements other than statements of historical facts contained in this communication are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of the words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "project," "forecast," "predict," "potential," "seem," "seek," "future," "outlook," "target" or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the impact of physical therapist attrition and ability to achieve and maintain clinical staffing levels and clinician productivity, anticipated visit and referral volumes and other factors on the Company's overall profitability, and estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the Company's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company.

These forward-looking statements are subject to a number of risks and uncertainties, including:

•	our liquidity position raises substantial doubt about our ability to continue as a going concern;

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risks associated with liquidity and capital markets, including the Company's ability to generate sufficient cash flows, together with cash on hand, to run its business, cover liquidity and capital requirements and resolve substantial doubt about the Company's ability to continue as a going concern;

•	our ability to meet financial covenants as required by our 2022 Credit Agreement;

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risks related to outstanding indebtedness and preferred stock, rising interest rates and potential increases in borrowing costs, compliance with associated covenants and provisions and the potential need to seek additional or alternative debt or capital financing in the future;

•	risks related to the Company's ability to access additional financing or alternative options when needed;

•
our dependence upon governmental and third-party private payors for reimbursement and that decreases in reimbursement rates, renegotiation or termination of payor contracts or unfavorable changes in payor, state and service mix may adversely affect our financial results;

•	federal and state governments' continued efforts to contain growth in Medicaid expenditures, which could adversely affect the Company's revenue and profitability;

•	payments that we receive from Medicare and Medicaid being subject to potential retroactive reduction;

•	changes in Medicare rules and guidelines and reimbursement or failure of our clinics to maintain their Medicare certification and/or enrollment status;

•	compliance with federal and state laws and regulations relating to the privacy of individually identifiable patient information, and associated fines and penalties for failure to comply;

•
risks associated with public health crises, including COVID-19 (and any existing and future variants) and its direct and indirect impacts on the business, which could lead to a decline in visit volumes and referrals;

•	risks related to the impact on our workforce of mandatory COVID-19 vaccination of employees;

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our inability to compete effectively in a competitive industry, subject to rapid technological change and cost inflation, including competition that could impact our effectiveness of strategies to improve patient referrals and our ability to identify, recruit and retain skilled physical therapists;

•	our inability to maintain high levels of service and patient satisfaction;

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risks associated with the locations of our clinics, including the economies in which we operate, size and expected growth of our addressable markets, and the potential need to close clinics and incur closure costs;

•	our dependence upon the cultivation and maintenance of relationships with customers, suppliers, physicians and other referral sources;

•	the severity of climate change or the weather and natural disasters that can occur in the regions of the U.S. in which we operate, which could cause disruption to our business;

•	risks associated with future acquisitions, which may use significant resources, may be unsuccessful and could expose us to unforeseen liabilities;

•
failure of third-party vendors, including customer service, technical and IT support providers and other outsourced professional service providers to adequately address customers' requests and meet Company requirements;

•	risks associated with our reliance on IT infrastructure in critical areas of our operations including, but not limited to, cyber and other security threats;

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a security breach of our IT systems or our third-party vendors' IT systems may subject us to potential legal action and reputational harm and may result in a violation of the Health Insurance Portability and Accountability Act of 1996 or the Health Information Technology for Economic and Clinical Health Act;

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maintaining clients for which we perform management and other services, as a breach or termination of those contractual arrangements by such clients could cause operating results to be less than expected;

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our failure to maintain financial controls and processes over billing and collections or disputes with third-parties could have a significant negative impact on our financial condition and results of operations;

•	our operations are subject to extensive regulation and macroeconomic uncertainty;

•	our ability to meet revenue and earnings expectations;

•	risks associated with applicable state laws regarding fee-splitting and professional corporation laws;

•
inspections, reviews, audits and investigations under federal and state government programs and payor contracts that could have adverse findings that may negatively affect our business, including our results of operations, liquidity, financial condition and reputation;

•	changes in or our failure to comply with existing federal and state laws or regulations or the inability to comply with new government regulations on a timely basis;

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the outcome of any legal and regulatory matters, proceedings or investigations instituted against us or any of our directors or officers, and whether insurance coverage will be available and/or adequate to cover such matters or proceedings;

•	our facilities face competition for experienced physical therapists and other clinical providers that may increase labor costs and reduce profitability;

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risks associated with our ability to attract and retain talented executives and employees amidst the impact of unfavorable labor market dynamics and wage inflation, including potential failure of steps being taken to reduce attrition of physical therapists and increase hiring of physical therapists;

•	risk resulting from the IPO Warrants, Earnout Shares and Vesting Shares being accounted for as liabilities;

•	further impairments of goodwill and other intangible assets, which represent a significant portion of our total assets, especially in view of the Company's recent market valuation;

•	our inability to remediate the material weaknesses in internal control over financial reporting related to income taxes and to maintain effective internal control over financial reporting;

•	costs related to operating as a public company; and

•	risks associated with our ability to regain and sustain compliance with the listing requirements of our securities on the New York Stock Exchange ("NYSE").

If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

Investors should also review those factors discussed in the Company's amended S-1 registration statement filed with the SEC on April 12, 2022 under the heading "Risk Factors," our Form 10-K for the fiscal year ended December 31, 2022, the S-3 registration statement and amendments thereto dated August 10, 2022 and other documents filed, or to be filed, by ATI with the SEC. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can the Company assess the impact of all such risk factors on the business of the Company or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. Readers should not place undue reliance on forward-looking statements. The Company undertakes no obligations to publicly update or revise any forward-looking statements after the date they are made or to reflect the occurrence of unanticipated events, whether as a result of new information, future events or otherwise, except as required by law.

In addition, statements of belief and similar statements reflect the beliefs and opinions of the Company on the relevant subject. These statements are based upon information available to the Company, as applicable, as of the date of this communication, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and you are cautioned not to unduly rely upon these statements.

Contacts:

Investors
Joanne Fong
SVP, Treasurer and Investor Relations
ATI Physical Therapy
investors@atipt.com
(630) 296-2222 x 7131

Media
Genesa Garbarino
Garbo Communications
genesa@garbo.agency
424-499-7025

Rob Manker
Director of Customer Marketing & Public Relations
ATI Physical Therapy
warren.manker@atipt.com
630-296-2222 ext. 7432